UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 2, 2009
FIRST MERCURY FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-33077	38-3164336

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

29110 Inkster Road Suite 100 Southfield, Michigan	48034

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, including area code: (800) 762-6837
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EX-99.1

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On October 2, 2009, E. Edward (“Ted”) Camp, 45, was appointed Executive Vice President and Chief Underwriting Officer of First Mercury Financial Corporation. A copy of the press release announcing Mr. Camp’s appointment is filed as an exhibit to this Form 8-K and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
(d)	Exhibits
99.1	Press Release dated October 6, 2009.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange act of 1934, as amended, the company has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

FIRST MERCURY FINANCIAL CORPORATION
DATE: October 6, 2009	BY:	/s/ John A. Marazza
John A. Marazza
Executive Vice President, Chief Financial Officer and Corporate Secretary